UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 20, 2008

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB

PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND;

POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB ENERGY MASTER FUND; DB OIL MASTER FUND; DB PRECIOUS METALS MASTER FUND; DB

GOLD MASTER FUND; DB SILVER MASTER FUND; DB BASE METALS MASTER FUND; DB

AGRICULTURE MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust– Delaware DB Multi-Sector Commodity Master Trust – Delaware (State or Other Jurisdiction of Incorporation or Organization)	87-0778053 87-0778057 (IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; 001-33238;

001-33232; 001-33239; 001-33241; 001-33243; 001-33230; 001-33233; 001-33235; and 001-33237

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

Effective as of June 20, 2008, Gregory Collett resigned as a member of the Board of Managers and as Chief Operating Officer of DB Commodity Services LLC, the managing owner (the “Managing Owner”) of each of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund, PowerShares DB Agriculture Fund, DB Multi-Sector Commodity Master Trust, DB Energy Master Fund, DB Oil Master Fund, DB Precious Metals Master Fund, DB Gold Master Fund, DB Silver Master Fund, DB Base Metals Master Fund and DB Agriculture Master Fund.

Effective as of June 21, 2008, (i) Hans Ephraimson has been appointed as a member of the Board of Managers of the Managing Owner to fill the vacancy created by the resignation of Gregory Collett from said office, and (ii) Martin Kremenstein, Vice President of the Managing Owner, has been appointed as Chief Operating Officer and Chief Investment Officer of the Managing Owner.

Biographies for Messrs. Ephraimson and Kremenstein are set forth below:

Hans Ephraimson joined Deutsche Bank AG in June 1986 and is a Managing Director in the North American Structured Sales and Global Markets Investment Products Group. Mr. Ephraimson has also been a Desk Head for foreign exchange in Deutsche Bank AG’s Institutional Clients Group for North America since January 1999. Mr. Ephraimson serves as a member of the Board of Managers of the Managing Owner. Mr. Ephraimson will serve as a principal of the Managing Owner, pending approval by the National Futures Association. Mr. Ephraimson received his Bachelors of Science from Syracuse University in 1986 and an MBA from Columbia University in 1995.

Martin Kremenstein joined Deutsche Bank AG in August 2006, and serves as a Vice President in the Global Markets Investment Products Group with responsibility for providing currency and commodity-based investor solutions to the DB sales force in the Americas. Mr. Kremenstein serves as the Chief Operating Officer, Chief Investment Officer and Vice President of the Managing Owner. Prior to joining Deutsche Bank, Mr. Kremenstein worked for JPMorgan Chase from September 1998 to August 2006, initially in London and then, from June 2003, in New York. From February 2005 to August 2006, Mr. Kremenstein worked in Market Risk Management, covering the Credit Portfolio division initially as an Associate, and later as a Vice President. From September 1998 to February 2005, Mr. Kremenstein worked in various roles in Operations at JPMorgan Chase, including managing the Credit Portfolio Credit Hedge Analysis team, managing projects for the Credit Portfolio Market Hedge team, and managing P&L production for the Counterparty Risk Book (London). Mr. Kremenstein received his B.A. from the University of Leeds in 1998. Mr. Kremenstein is a principal and an associated person of the Managing Owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Energy Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Oil Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Precious Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Gold Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Silver Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Base Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

DB Agriculture Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Vice President

Date:  June 23, 2008